EXHIBIT 10.16



                             MODIFICATION AGREEMENT
                            -----------------------


     This MODIFICATION AGREEMENT ("Agreement") is entered into effective as of the 15th day of December, 2001, by and between SOUTHWEST BANK OF TEXAS, N.A., a national banking association ("Lender"), and GREATER HOUSTON GULF PARTNERS, LTD., a Texas limited partnership ("Borrower").

                              W I T N E S S E T H
                              - - - - - - - - - -

     WHEREAS, Lender made a loan (the "Loan") to Borrower on December 15, 1999, in the maximum principal amount of TWO MILLION NINE HUNDRED FIFTY-FIVE THOUSAND AND NO/100 DOLLARS ($2,955,000.00); and

     WHEREAS, Lender and Borrower executed that certain Construction Loan Agreement ("Loan Agreement") dated December 15, 1999, pertaining to the Loan; and

     WHEREAS, the Borrower executed and delivered to Lender that certain Promissory Note (as same may have been heretofore amended, the "Note"), dated December 15, 1999, payable to the order of Lender in the amount of and evidencing the Loan; and

     WHEREAS, the Borrower executed and delivered to Lender (i) that certain Deed of Trust, Security Agreement and Assignment of Rents (as same may have been heretofore amended, the "Deed of Trust") dated of even date with the Note to George M. Marshall, as trustee ("Trustee"), for the benefit of the Lender, recorded in the Official Public Records of Real Property of Harris County, Texas under Clerk's File No. U168686, covering certain real property located in Harris County, Texas, and more particularly described in the Deed of Trust, together with all improvements, appurtenances, other properties (whether real or personal), rights and interests described in and encumbered by the Deed of Trust (the "Property"), to secure the payment of the Note and performance by Borrower of the other obligations set forth in the Security Documents (as herein defined), and (ii) that certain Deed of Trust, Security Agreement and Assignment of Rents (as same may have been heretofore amended, the "Second Deed of Trust," and together with the Deed of Trust, sometimes referred to collectively herein as the "Deed of Trust"), dated March 10, 2000, to George M. Marshall, as trustee, for the benefit of the Lender, recorded in the Official Public Records of Real Property of Harris County, Texas under Clerk's File No. U303929, covering certain additional real property located in Harris County, Texas, and more particularly described in the Second Deed of Trust, together with all improvements, appurtenances, other properties (whether real or personal), rights and interests described in and encumbered by the Second Deed of Trust (the "Additional Property," and together with the Property, sometimes referred to herein collectively as the "Property"), to further secure the payment of the Note and performance by Borrower of the other obligations set forth in the Security Documents (as herein defined); and


MODIFICATION AGREEMENT - PAGE 1

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     WHEREAS,  the  Borrower  executed  and  delivered  to  Lender  that certain
Assignment of Rents and Leases (as same may have been heretofore amended, the "Assignment"), dated of even date with the Note, recorded in the Official Public Records of Real Property of Harris County, Texas under Clerk's File No. U168687, assigning to Lender all rents, leases, income, revenues, issues and profits which may arise from the operation or ownership of the Property, to secure the payment of the Note and performance by Borrower of the other obligations set forth in the Security Documents; and

     WHEREAS, the Borrower caused to be issued by First American Title Insurance Company of Texas (the "Title Company") that certain Mortgagee Policy of Title Insurance (the "Policy") No. M963099, dated January 10, 2000, in the amount of the Note, insuring the dignity and priority of the lien created and evidenced by the Deed of Trust; and

     WHEREAS, the Borrower caused James Emerson and Schuyler Pulford (whether one or more, the "Guarantor") to execute and deliver to Lender that certain
Guaranty Agreement ("Guaranty") dated of even date with the Note guaranteeing payment of the Note and all the other monetary obligations contained in the Security Documents and performance by Borrower of the other obligations as set forth in the Security Documents; and

     WHEREAS, in connection with a partial casualty of the Property, a portion of the indebtedness under the Note has been repaid, and Borrower has requested that Lender readvance a portion of such funds to Borrower in connection with the continued renovation of the Property by Borrower; and

     WHEREAS, the Lender and Borrower now propose to modify certain of the terms and provisions of the Loan Agreement, the Assignment, the Note, the Deed of Trust and the other related documents executed by Borrower or third parties pertaining to, evidencing or securing the Loan (collectively, the "Security Documents").

     NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

     1.     Current  Note  Balance.  As  of  the  effective  date  hereof, after
            ----------------------
crediting the amount of any insurance proceeds received by Lender in connection with the Property, the current outstanding principal balance of the Note is ONE MILLION TWO HUNDRED THIRTY-SEVEN THOUSAND FOUR HUNDRED EIGHTY-ONE AND 40/100 DOLLARS ($1,237,481.40).



MODIFICATION AGREEMENT - PAGE 2

     2.     Extension  of  Maturity.  The  maturity  date  of the Note is hereby
            -----------------------
extended until December 15, 2002, when the unpaid principal balance of the Note, together with all accrued but unpaid interest thereon, shall be due and payable. The Borrower hereby renews, but does not extinguish, the Note and the liens, security interests and assignments created and evidenced by the Deed of Trust and other Security Documents, and in this regard all of the Security Documents are hereby renewed and modified by extending the maturity date thereof as set forth above. Borrower covenants to observe, comply with and perform each of the terms and provisions of the Security Documents, as modified hereby.

     3.     Payment  of  Extension  and Renewal Fee.  Contemporaneously with the
            ---------------------------------------
execution and delivery of this Agreement, Borrower shall remit to Lender cash funds in the amount of NINE THOUSAND AND NO/100 DOLLARS ($9,000.00), which sum shall be in payment of an extension and renewal fee due to Lender as additional consideration for the extension of the maturity date of the Note as set forth herein.

     4.     Interest  Rate.  Commencing  on  December  15,  2001, and continuing
            --------------
until the Maturity Date, interest on the principal balance of the Note, as modified hereby, from time to time remaining unpaid prior to maturity shall accrue and be payable at a rate equal to the lesser of (a) the Maximum Rate (as
                                              ------
defined  in the Note), or (b) the greater of (x) seven percent (7.0%) or (y) the
                                  -------
Prime Rate (as defined in the Note) plus two percent (2.0%). Interest on the Note shall be calculated at a daily rate based on a 360-day year, but never in excess of the Maximum Rate.

     5.     Modification  of  Terms  of Payment of the Note.  From and after the
            -----------------------------------------------
date  hereof,  the  Note  shall  due  and  payable  as  follows:

          Interest shall be calculated on a daily basis and shall be payable monthly on each Interest Payment Date (as defined in the Note) until and including November 15, 2002. On the Maturity Date, all accrued and unpaid interest hereon and the entire unpaid principal balance hereof shall be due and payable in full.

     6.     Acknowledgment  By  Borrower.  Except as otherwise specified herein,
            ----------------------------
the terms and provisions hereof shall in no manner impair, limit, restrict or otherwise affect the obligations of Borrower or any third party to Lender, as evidenced by the Security Documents. Borrower hereby acknowledges, agrees and represents that (i) Borrower is indebted to Lender pursuant to the terms of the Note as modified hereby; (ii) the liens, security interests and assignments created and evidenced by the Security Documents are, respectively, valid and subsisting liens, security interests and assignments of the respective dignity and priority recited in the Security Documents; (iii) there are no claims or offsets against, or defenses or counterclaims to, the terms or provisions of the Security Documents, and the other obligations created or evidenced by the Security Documents; (iv) Borrower has no claims, offsets, defenses or counterclaims arising from any of Lender's acts or omissions with respect to the Property, the Security Documents or Lender's performance under the Security Documents or with respect to the Property; (v) the representations and


MODIFICATION AGREEMENT - PAGE 3
warranties contained in the Security Documents are true and correct representations and warranties of Borrower and third parties, as of the date hereof; and (vi) Lender is not in default and no event has occurred which, with the passage of time, giving of notice, or both, would constitute a default by Lender of Lender's obligations under the terms and provisions of the Security Documents. To the extent Borrower now has, or in the future possesses, any claims, offsets, defenses or counterclaims against Lender or the repayment of all or a portion of the Loan, whether known or unknown, fixed or contingent, relating to matters occurring prior to the date hereof, the same are hereby forever irrevocably waived and released in their entirety.

     7.     Joinder  of  Guarantors.  Each  of  the  Guarantors  joins  in  the
            -----------------------
execution hereof for the purpose of (i) acknowledging and consenting to the terms and provisions hereof, (ii) ratifying, confirming and agreeing that the Guaranty is and shall remain in full force and effect, (iii) acknowledging that there are no claims or offsets against, or defenses or counterclaims to, the terms and provisions of and the obligations created and evidenced by the Guaranty, as amended, and (iv) certifying that the representations and warranties contained in the Guaranty remain true and correct representations and warranties of Guarantor as of the date hereof.

     8.     Joinder  of  Subordinate Lienholder.  Lender previously consented to
            -----------------------------------
the creation of a lien on all or a portion of the Property, which lien, in favor of RAMPART PROPERTIES CORPORATION, a Nevada corporation ("Rampart"), is expressly subordinate and inferior in all respects to the liens and security interests of the Deed of Trust, the Second Deed of Trust and the Security Documents. RAMPART PROPERTIES, LLC, a Nevada limited liability company ("Subordinate Lienholder"), is the successor by merger to Rampart. Subordinate Lienholder joins herein for the purpose of (i) acknowledging and consenting to the modification of the Loan and the Security Documents in accordance with the terms hereof, and (ii) agreeing that, notwithstanding anything contained herein or in any of the Security Documents to the contrary, the liens and security interests of the Deed of Trust, the Second Deed of Trust and the Security
Documents as modified hereby are and shall remain in all respects superior and prior to the liens and security interests held by the Subordinate Lienholder.

     9.     No Waiver of Remedies.  Except as may be expressly set forth herein,
            ---------------------
nothing contained in this Agreement shall prejudice, act as, or be deemed to be a waiver of any right or remedy available to Lender by reason of the occurrence or existence of any fact, circumstance or event constituting a default under either of the Note or any of the other Security Documents.

     10.     Costs  and  Expenses.  Contemporaneously  with  the  execution  and
             --------------------
delivery hereof, Borrower shall pay, or cause to be paid, all reasonable costs and expenses incident to the preparation, execution and recordation hereof and the consummation of the transaction contemplated hereby, including, but not limited to, recording fees, title insurance policy or endorsement premiums or other charges of the Title Company, and reasonable fees and expenses of legal counsel to Lender.


MODIFICATION AGREEMENT - PAGE 4

     11.     Additional  Documentation.  From  time  to  time,  Borrower  shall
             -------------------------
execute or procure and deliver to Lender such other and further documents and instruments evidencing, securing or pertaining to the Loan or the Security Documents as shall be reasonably requested by Lender so as to evidence or effect the terms and provisions hereof.

     12.     Effectiveness  of  the  Security  Documents.  Except  as  expressly
             -------------------------------------------
modified by the terms and provisions hereof, each of the terms and provisions of the Security Documents are hereby ratified and shall remain in full force and effect; provided, however, that any reference in any of the Security Documents to the Loan, the amount constituting the Loan, any defined terms, or to any of the other Security Documents shall be deemed, from and after the date hereof, to refer to the Loan, the amount constituting the Loan, defined terms and to such other Security Documents, as modified hereby.

     13.     GOVERNING  LAW.  THE  TERMS AND PROVISIONS HEREOF SHALL BE GOVERNED
             --------------
BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN.

     14.     Time.  Time  is  of the essence in the performance of the covenants
             ----
contained  herein  and  in  the  Security  Documents.

     15.     Binding  Agreement.  This  Agreement  shall  be  binding  upon  the
             ------------------
successors and assigns of the parties hereto; provided, however, the foregoing shall not be deemed or construed to (i) permit, sanction, authorize or condone the assignment of all or any part of the Property or any of Borrower's rights, titles or interests in and to the Property, except as expressly authorized in the Security Documents, or (ii) confer any right, title, benefit, cause of action or remedy upon any person or entity not a party hereto, which such party would not or did not otherwise possess.

     16.     Headings.  The section headings hereof are inserted for convenience
             --------
of reference only and shall in no way alter, amend, define or be used in the construction or interpretation of the text of such section.

     17.     Construction.  Whenever  the  context hereof so requires, reference
             ------------
to the singular shall include the plural and likewise, the plural shall include the singular; words denoting gender shall be construed to mean the masculine, feminine or neuter, as appropriate; and specific enumeration shall not exclude the general, but shall be construed as cumulative of the general recitation.

     18.     Severability.  If  any  clause or provision of this Agreement is or
             ------------
should ever be held to be illegal, invalid or unenforceable under any present or future law applicable to the terms hereof, then and in that event, it is the intention of the parties hereto that the remainder of this Agreement shall not be affected thereby, and that in lieu of each such clause or provision of this Agreement that is illegal, invalid or unenforceable, such clause or provision shall be judicially construed and interpreted to be as similar in substance and content to such illegal, invalid or unenforceable clause or provision, as the


MODIFICATION AGREEMENT - PAGE 5
context thereof would reasonably suggest, so as to thereafter be legal, valid and enforceable.

     19.     Counterparts.  To  facilitate  execution,  this  Agreement  may  be
             ------------
executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature and acknowledgment of, or on behalf of, each party, or that the signature and acknowledgment of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than a single counterpart containing the respective signatures and acknowledgment of, or on behalf of, each of the parties hereto. Any signature and acknowledgment page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures and acknowledgments thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature and acknowledgment pages.



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                         [SIGNATURES ON FOLLOWING PAGES]


MODIFICATION AGREEMENT - PAGE 6

EXECUTED effective as of the date first above written.

                               LENDER:
                               -------

                               SOUTHWEST BANK OF TEXAS, N.A., a national banking association


                               By:
                                  ----------------------------------------------
                                      Noel M. Byrne
                                      Senior Vice President


                               BORROWER:
                               --------

                               GREATER HOUSTON GULF PARTNERS, LTD., a Texas limited partnership

                               By: Greater Houston Gulf Partners, G.P., Inc., a Texas corporation


                               By:
                                  ----------------------------------------------
                                    James  Emerson,  Vice  President


                               GUARANTORS:
                               ----------


                               -----------------------------------------------
                               JAMES  EMERSON


                               -----------------------------------------------
                               SCHUYLER  PULFORD



MODIFICATION AGREEMENT - PAGE 7

                                SUBORDINATE LIEN HOLDER:
                                -----------------------

                                RAMPART PROPERTIES, LLC, a Nevada limited liability company



                                By:
                                   ---------------------------------------------
                                   Charles W. Janke, Chief Executive Officer


THE STATE OF TEXAS     Sec.
                       Sec.
COUNTY OF HARRIS       Sec.

     This instrument was acknowledged before me on this the ___ day of December, 2001, by Noel M. Byrne, Senior Vice President of SOUTHWEST BANK OF TEXAS, N.A., a national banking association, on its behalf.



                                  ----------------------------------------------
                                  Notary Public in and for
                                  The State of T E X A S

THE STATE OF TEXAS     Sec.
                       Sec.
COUNTY OF HARRIS       Sec.

     This instrument was acknowledged before me on this the ____ day of December, 2001, by James Emerson, Vice President of Greater Houston Gulf
Partners, G.P., Inc., a Texas corporation, general partner of GREATER HOUSTON GULF PARTNERS, LTD., a Texas limited partnership, on behalf of said corporation, as general partner of said limited partnership.



                                  ----------------------------------------------
                                  Notary Public in and for
                                  The State of T E X A S


MODIFICATION AGREEMENT - PAGE 8

THE STATE OF TEXAS     Sec.
                       Sec.
COUNTY OF HARRIS       Sec.

     This instrument was acknowledged before me on this the ___ day of December, 2001, by JAMES EMERSON.



                                  ----------------------------------------------
                                  Notary Public in and for
                                  The State of T E X A S

THE STATE OF TEXAS   Sec.
                     Sec.
COUNTY OF HARRIS     Sec.

     This instrument was acknowledged before me on this the ___ day of December, 2001, by SCHUYLER PULFORD.


                                  ----------------------------------------------
                                  Notary Public in and for
                                  The State of T E X A S


THE STATE OF TEXAS   Sec.
                     Sec.
COUNTY OF HARRIS     Sec.

     This instrument was acknowledged before me on this the ____ day of December, 2001, by Charles W. Janke, Chief Executive Officer of RAMPART PROPERTIES, LLC, a Nevada limited liability company, on behalf of said limited liability company.



                              --------------------------------------------------
                              Notary Public in and for
                              The State of T E X A S


MODIFICATION AGREEMENT - PAGE 9